SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2010

ADEONA PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada	1-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3930 Varsity Drive, Ann Arbor, Michigan 48108
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (734) 332-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure

Steve H. Kanzer, the Chairman of Adeona Pharmaceuticals, Inc. (“Adeona”) will be making a presentation on January 13, 2010 at the One Med Forum in San Francisco, California. In connection with that presentation, he may discuss the slide presentation furnished as Exhibit 99.1 hereto, which is incorporated herein by reference. In advance of his presentation, the Company has posted the accompanying slides on the Investor Relations section of its website, at www.adeonapharma.com.  In addition, Adeona issued a press release that is furnished as Exhibit 99.2 hereto.

The slide presentation attached as Exhibit 99.1 and the press release attached as Exhibit 99.2 to this report include “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the slide presentation or in the press release are “forward-looking” rather than historical. The slide presentation and the press release also states that these and other risks relating to the Company are set forth in documents filed by the Company with the Securities and Exchange Commission.

The information included in this Item 7.01 and in Exhibit 99.1 and Exhibit 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                      Other Events

On January 8, 2010, the Company issued a press release announcing an additional $860,00 grant for oral Estriol Multiple Sclerosis clinical trial and a doubling in the number of clinical sites to speed enrollment in the clinical trial.  The press release is included as Exhibit 99.3 to this Current Report on Form 8-K, incorporated by reference herein, and the description of the press release is qualified in its entirety by reference to such Exhibit.

Item 9.01.                      Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are being filed as part of this Report.

Exhibit Number	Description

99.1	Presentation materials to be provided at the January 13, 2010 Adeona Pharmaceuticals Inc. presentation at the One Med Forum in San Francisco, California.

99.2	Press Release dated January 12, 2010 regarding the presentation to be made on January 13, 2010 by Adeona Pharmaceuticals Inc. at the One Med Forum in San Francisco, California.

99.3	Press release dated January 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEONA PHARMACEUTICALS INC.

Date: January 13, 2009	By: /S/ Steve H. Kanzer
Name: Steve H. Kanzer
Its: Chairman

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation materials to be used at Adeona Pharmaceuticals Inc.’s January 13, 2010 presentation at the One Med Forum in San Francisco, California.

99.2	Press Release dated January 12, 2010 regarding the presentation to be made on January 13, 2010 by Adeona Pharmaceuticals Inc. at the One Med Forum in San Francisco, California.

99.3	Press release dated January 8, 2010